                                   NextMedia
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

            NEXTMEDIA REPORTS FOURTH QUARTER AND ANNUAL 2003 RESULTS

     Denver, Colorado, March 11, 2004 - NextMedia Operating, Inc. announced today financial results for the three months and the year ended December 31, 2003.

Carl Hirsch, Executive Chairman, and Steven Dinetz, President and CEO of NextMedia stated, "We finished 2003 with a strong performance in the outdoor division, and an improving outlook for the radio division. During the fourth quarter of 2003 and January of 2004, we continued to maximize value of our radio asset portfolio through the disposition of two non-strategic radio stations at attractive prices, as well as the purchase of WCCQ-FM in our Joliet, Illinois cluster. In addition, we announced the pending acquisition of WZCH-FM in our Crystal Lake, Illinois cluster. In January of 2004, we solidified our regional focus in the Coastal Carolinas by acquiring substantial outdoor assets in the Myrtle Beach, South Carolina market where we also own the leading radio cluster. With the closing of these transactions, we believe NextMedia is well positioned for growth in 2004 and beyond."

Actual Financial Results
Dollars in millions

                                                  Three Months Ended                Year Ended
                                                     December 31,                  December 31,
                                               -------------------------    --------------------------
                                                                    %                             %
                                                2003      2002    change      2003      2002    change
                                               ------   -------   ------    -------   -------   ------
   Net Revenue                                 $ 27.9   $  25.0     11.6%   $ 107.0   $  91.3     17.2%
   Operating expenses                            17.4      15.9      9.4%      66.5      59.3     12.1%
   Corporate expenses                             2.2       1.7     29.4%       8.5       8.1      4.9%
   Depreciation and amortization                  2.5       1.6     56.3%      10.3       5.5     87.3%
   Impairment loss                                 --      43.0                  --      43.0
   LMA fees                                        --        --                 0.1        --
                                               ------   -------             -------   -------
Operating income                                  5.8     (37.2)               21.6     (24.6)
   Interest expense, net                          4.7       5.7                22.4      22.4
   Other income                                  (1.5)     (0.4)              (20.8)     (1.4)
                                               ------   -------             -------   -------
Income (loss) before income taxes                 2.6     (42.5)               20.0     (45.6)
   Provision for taxes                            1.5     (15.3)               10.5       4.3
                                               ------   -------             -------   -------
Net income (loss) from continuing operations      1.1     (27.2)                9.5     (49.9)
   Loss on discontinued operations                 --        --                  --       3.5
                                               ------   -------             -------   -------
Net income (loss)                              $  1.1   $ (27.2)            $   9.5   $ (53.4)
                                               ======   =======             =======   =======
Non-GAAP Measures (see discussion below):
   BCF                                         $ 10.5   $   9.1     15.4%   $  40.5   $  32.0     26.6%
   Adjusted EBITDA                                8.3       7.4     12.2%      32.0      23.9     33.9%

  Each non-GAAP measure presented in the table above is reconciled to the most directly comparable GAAP measure in Schedule 1 to this release.

Pro Forma Financial Results (see discussion below)
Dollars in millions


                               Three Months Ended                       Year Ended
                                  December 31,                          December 31,
                        ---------------------------------   -----------------------------------
                                             $       %                            $        %
                         2003     2002    change   change     2003      2002    change   change
                        ------   ------   ------   ------   -------   -------   ------   ------
Radio                   $ 18.9   $ 20.0   $ (1.1)    -5.5%  $  73.7   $  74.3   $ (0.6)    -0.8%
Outdoor                    9.9      8.3      1.6     19.3%     36.5      33.1      3.4     10.3%
                        ------   ------   ------            -------   -------   ------
Net Revenue             $ 28.8   $ 28.3   $  0.5      1.8%  $ 110.2   $ 107.4   $  2.8      2.6%
Radio                   $ 11.3   $ 12.3   $ (1.0)    -8.1%  $  44.6   $  45.7   $ (1.1)    -2.4%
Outdoor                    6.4      5.7      0.7     12.3%     22.7      21.8      0.9      4.1%
                        ------   ------   ------            -------   -------   ------
Operating Expenses      $ 17.7   $ 18.0   $ (0.3)    -1.7%  $  67.3   $  67.5   $ (0.2)    -0.3%
Radio                   $  7.6   $  7.7   $ (0.1)    -1.3%  $  29.1   $  28.6   $  0.5      1.7%
Outdoor                    3.5      2.6      0.9     34.6%     13.8      11.3      2.5     22.1%
                        ------   ------   ------            -------   -------   ------
BCF                     $ 11.1   $ 10.3   $  0.8      7.8%  $  42.9   $  39.9   $  3.0      7.5%
Corporate Expenses      $  2.2   $  1.7   $  0.5     29.4%  $   8.5   $   8.1   $  0.4      4.9%
                        ------   ------   ------            -------   -------   ------
Adjusted EBITDA         $  8.9   $  8.6   $  0.3      3.5%  $  34.4   $  31.8   $  2.6      8.2%
                        ======   ======   ======            =======   =======   ======

  Pro forma results include the results of operations for all assets owned and operated as of the date of this release including the recently completed transactions described in "Acquisitions and Dispositions" on page 5 of this release. Schedule 2 provides quarterly pro forma results for the year ended
  December 31, 2003 compared to quarterly pro forma results for the year ended
   December 31, 2002 on the same basis. Schedule 3 to this release reconciles each non-GAAP measure presented in the table above and in Schedule 2 to the most directly comparable GAAP measure

Discussion of Non-GAAP Measures

Throughout this release, the Company refers to certain financial measures that are not calculated in accordance with accounting principles generally accepted in the United States, or GAAP; namely Broadcast/Billboard Cash Flow ("BCF") and Adjusted EBITDA. BCF is defined as operating income before depreciation, amortization, and corporate expenses and excludes other (income) expense and discontinued operations. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as operating income before depreciation and amortization. Because this definition excludes losses from discontinued operations and other (income) expense which is primarily comprised of (i) gains and losses on the Company's interest rate swaps and (ii) gains and losses on asset sales and dispositions, it is not referred to as EBITDA and may not be comparable to EBITDA as reported by other companies in our industry.

BCF measures the amount of income before corporate expenses, depreciation and amortization generated each period solely from the operations within the control of market level management. Because BCF does not include corporate expenses or charges for capital items, both of which are controlled at the corporate management level, we believe it represents the most relevant measure of market level management performance. As such, BCF is the measure most often used by corporate level management to monitor the performance of radio and outdoor market level management. In addition, because BCF excludes charges for corporate expenses, capital and financing activities and taxes, management believes it is useful in comparing the day to day operating performance of the Company's market level management with its peers because the industry in which the Company operates is characterized by variations in corporate structure and cost, capital structure and tax position.

Adjusted EBITDA measures the amount of income generated each period which is available for capital investment, debt service and taxes after the incurrence of market and corporate expenses. Because Adjusted EBITDA excludes charges for capital and financing activities and taxes, management believes it is useful in comparing the day to day operating performance of the Company's corporate management with its peers because the industry in which the Company operates is characterized by variations in capital structure, tax position and asset purchase and sale activity. For the same reason, Adjusted EBITDA excludes other (income) expense which is primarily comprised of gains and losses on asset sales, unrealized gains and losses on our interest rate swaps, and losses on disposals of assets.

Although BCF and Adjusted EBITDA are not measures calculated in accordance with GAAP, management believes that they are useful to an investor in evaluating the Company's operating performance. Management uses these measures as the key indicators of market level operating performance, company-wide financial performance and overall profitability. Additionally, these measures are widely used to evaluate performance and to value companies in the radio and outdoor advertising industries and by the investors who follow these industries. Because BCF and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income or net income (loss) as an indicator of operating performance. In addition, these measures do not necessarily represent funds available for discretionary use, and are not necessarily a measure of the Company's ability to fund its cash needs. Because these measures exclude certain financial information compared with net income (loss), users of this financial information should consider the types of events and transactions which are excluded.

Additionally, the Company presents certain financial data (both GAAP and non-GAAP) on a pro forma basis. Pro forma includes the historical results of all assets owned and operated as of the date of this release and eliminates the results of operations of assets disposed of prior to the date of this release, for all periods presented. As a result, these amounts do not include the results of operations of assets to be acquired in the future and do not eliminate the results of operations of assets to be disposed of in the future. This basis of presentation is also non-GAAP. Because the Company has grown through a series of acquisitions, management believes that a pro forma presentation is useful insomuch as it presents the historical financial performance of the assets operated by the Company. As a result of this presentation, investors may evaluate the performance of the Company's assets on a "same asset" basis excluding the impact of acquisitions or dispositions. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in Schedules 1, 2, and 3 to this release. To present 2002 and 2003 results on a pro forma basis, actual results have been adjusted for the Company's acquisitions and dispositions shown below:


                                                                                                Month
       Transaction Name         Transaction Type          Markets Affected          Division  Completed
------------------------------  ----------------  --------------------------------  --------  ---------
         Flack Outdoor            Acquisition     Fort Collins, Colorado; Sedalia,  Outdoor    Aug-02
                                                              Missouri
      Wilks Broadcasting          Acquisition           Saginaw, Michigan            Radio     Jan-03
     Chuckie Broadcasting         Acquisition           Ardmore, Oklahoma            Radio     Jan-03
New Jersey Outdoor Advertising    Acquisition               New Jersey              Outdoor    Feb-03
            Impact                Acquisition          Fort Collins, Colorado       Outdoor    Apr-03
            WJTW-FM               Disposition             Joliet, Illinois           Radio     Sep-03
            WAIT-FM               Disposition          Crystal Lake, Illinois        Radio     Oct-03
            Patriot               Acquisition          Hartford, Connecticut        Outdoor    Dec-03
            KNHK-FM               Acquisition               Reno, Nevada             Radio     Dec-03
            KSRN-FM               Disposition               Reno, Nevada             Radio     Dec-03

       Myrtle Beach Swap            Exchange       Myrtle Beach, South Carolina;    Outdoor    Jan-04
                                                   Baltimore, Maryland; New York,
                                                             New York
            WCCQ-FM               Acquisition           Crest Hill, Illinois         Radio     Jan-04

Results for the Three Months Ended December 31, 2003

GAAP Measures

     For the three months ended December 31, 2003, net revenue increased 11.6% to $27.9 million compared to $25.0 million for the three months ended December 31, 2002. Operating income increased to $5.8 million for the three months ended December 31, 2003 from an operating loss of $37.2 million for the three months ended December 31, 2002. Excluding the effects of the $43.0 million impairment loss in 2002, operating income would have been the same for both periods. Additionally, net income increased from a $27.2 million net loss for the three months ended December 31, 2002 to $1.1 million of net income for the three months ended December 31, 2003. Net income for the three months ended December 31, 2003 includes a $1.6 million gain on the sale of radio station WAIT-FM, which was completed on October 30, 2003.

Non-GAAP Measures

     BCF for the three months ended December 31, 2003 increased 15.4% to $10.5 million compared to $9.1 million for the three months ended December 31, 2002. Adjusted EBITDA for the three months ended December 31, 2003 increased 12.2% to $8.3 million compared to $7.4 million for the three months ended December 31, 2002.

Pro Forma Non-GAAP Measures

     On a pro forma basis, net revenue for the three months ended December 31, 2003 increased 1.8% to $28.8 million compared to $28.3 million for the three months ended December 31, 2002. Pro forma BCF for the three months ended December 31, 2003 increased 7.8% to $11.1 million compared to $10.3 million for the three months ended December 31, 2002. Pro forma Adjusted EBITDA increased 3.5% to $8.9 million from $8.6 million for the same periods.

     On a pro forma basis, radio division net revenue decreased 5.5% for the three months ended December 31, 2003 to $18.9 million from $20.0 million for the three months ended December 31, 2002. Excluding the effects of political advertising and a one-time concert in 2002, radio division net revenue would have been approximately flat on a pro forma basis. Radio division pro forma BCF was down slightly for the three months ended December 31, 2003 at $7.6 million from $7.7 million for the three months ended December 31, 2002. On a pro forma basis, outdoor division net revenue increased 19.3% for the three months ended December 31, 2003 to $9.9 million from $8.3 million for the three months ended December 31, 2002. Outdoor division pro forma BCF increased 34.6% to $3.5 million for the three months ended December 31, 2003 from $2.6 million for the three months ended December 31, 2002.

Results for the Year Ended December 31, 2003

GAAP Measures

     For the year ended December 31, 2003, net revenue increased 17.2% to $107.0 million compared to $91.3 million for the year ended December 31, 2002. Operating income increased to $21.6 million for the year ended December 31, 2003 from an operating loss of $24.6 million for the year ended December 31, 2002. Excluding the effects of the $43.0 million impairment loss in 2002, operating income would have increased by $3.2 million in 2003. Additionally, net income increased from a $53.4 million loss for the year ended December 31, 2002 to net income of $9.5 million for the year ended December 31, 2003. Net income for the year ended December 31, 2003 included gains totaling $21.2 million on the sale of radio stations WJTW-FM, WAIT-FM and KSRN-FM which were completed in the last four months of 2003.

Non-GAAP Measures

     BCF for the year ended December 31, 2003 increased 26.6% to $40.5 million compared to $32.0 million for the year ended December 31, 2002. Adjusted EBITDA for the year ended December 31, 2003 increased 33.9% to $32.0 million compared to $23.9 million for the year ended December 31, 2002.

Pro Forma Non-GAAP Measures

     On a pro forma basis, net revenue for the year ended December 31, 2003 increased 2.6% to $110.2 million compared to $107.4 million for the year ended December 31, 2002. Pro forma BCF for the year ended December 31, 2003 increased 7.5% to $42.9 million compared to $39.9 million for the year ended December 31, 2002. Pro forma Adjusted EBITDA increased 8.2% to $34.4 million from $31.8 million for the same period.

     On a pro forma basis, radio division net revenue decreased 0.8% for the year ended December 31, 2003 to $73.7 million from $74.3 million for the year ended December 31, 2002. Radio division pro forma BCF increased 1.7% for the year ended December 31, 2003 to $29.1 million from $28.6 million for the year ended December 31, 2002. On a pro forma basis, outdoor division net revenue increased 10.3% for the year ended December 31, 2003 to $36.5 million from $33.1 million for the year ended December 31, 2002. Outdoor division pro forma BCF increased 22.1% to $13.8 million for the year ended December 31, 2003 from $11.3 million for the year ended December 31, 2002.

Liquidity and Financial Position

     At December 31, 2003, the Company had long-term debt of $199.6 million and cash on-hand of approximately $707,000. Approximately $37.6 million was available for borrowing under the Company's senior credit facility. The table below shows the Company's actual and pro forma capitalization at December 31, 2003.

                                        Capitalization at
                                        December 31, 2003
                                    --------------------------
(In thousands)
                                       Actual     Pro Forma(1)
                                    --------------------------
Cash and short-term investments     $       707   $        707
Senior credit facility                    2,000         16,000
10.75 % senior subordinated notes       197,634        197,634
                                    --------------------------
Total Debt                          $   199,634   $    213,634
                                    --------------------------
Net debt                            $   198,927   $    212,927
Stockholder's equity                    294,055        300,116
                                    --------------------------
Total Capitalization                $   492,982   $    513,043
                                    --------------------------

     (1) Gives effect to the acquisition of WCCQ-FM for $14.0 million and the exchange of the Company's New York, New York and Baltimore, Maryland outdoor assets for outdoor assets in Myrtle Beach, South Carolina.

Acquisitions and Dispositions

     During the fourth quarter of 2003, the Company completed (i) the previously announced sale of radio station WAIT-FM licensed to Crystal Lake, Illinois for $8.3 million in cash, (ii) the previously announced sale of KSRN-FM licensed to Reno, Nevada for $2.5 million in cash, and (iii) the previously announced acquisition of KNHK-FM licensed to Reno, Nevada for $4.3 million in cash. The Company used the net proceeds from these transactions to reduce borrowings under its senior credit facility.

     In January 2004, in exchange for its outdoor advertising assets in New York, New York and Baltimore, Maryland, the Company acquired outdoor advertising assets in Myrtle Beach, South Carolina. In February 2004, the Company completed its previously announced acquisition of WCCQ-FM licensed to Crest Hill, Illinois for $14.0 million in cash. The Company funded the acquisition with borrowings under its credit facility. Additionally, in January 2004, the Company entered into an agreement to acquire radio station WZCH-FM licensed to Dundee, Illinois for $5.0 million in cash. The Company expects to complete this pending transaction during the second quarter of 2004.

Capital Expenditures

     The following table sets forth the Company's capital expenditures for the year ended December 31, 2003. Recurring capital expenditures are related to the maintenance of the Company's existing broadcast facilities and outdoor structures. Non-recurring capital expenditures are related primarily to radio signal upgrades and facility consolidations. Revenue producing capital expenditures are related to the construction of new outdoor structures that management believes will generate future revenues. Management believes that identifying the various components of the Company's total capital expenditures enables investors to better understand the types of capital projects the Company undertakes and their potential impact on future financial results. This table may not be indicative of future capital expenditures.

                                       Year Ended
                                    December 31, 2003
                                    -----------------
                                     (in thousands)
Recurring                           $           2,019
Non-recurring                                     517
Revenue producing                               2,506
                                    -----------------
      Total capital expenditures    $           5,042
                                    -----------------

First Quarter Guidance

Assuming no material changes in economic conditions or extraordinary world events, management currently expects first quarter net revenue will be between $24.4 million and $24.6 million, BCF will be between $7.9 million and $8.1 million, and Adjusted EBITDA will be between $6.0 million and $6.2 million. The table below presents the low end of this guidance range in a comparative format. A reconciliation of the non-GAAP measures included in this table to the most directly comparable GAAP measure is included in Schedule 4 to this release.

                     Three Months Ended                     Twelve Months    Twelve Months
                          March 31,                             Ended            Ended
                       2004      2003       $       %     December 31, 2003  March 31, 2003
                     Guidance  Pro forma  change  change      Pro Forma       Guidance (1)
                     -------------------  ------  ------  ---------------------------------
                         A         B                              C                D
                     -------------------                  ---------------------------------
Radio                $   16.3  $    16.0  $  0.3       2% $            73.7  $         74.0
Outdoor                   8.1        8.3    (0.2)     -2%              36.5            36.3
                     --------  ---------  ------          -----------------  --------------
Net Revenue          $   24.4  $    24.3  $  0.1       0% $           110.2  $        110.3
Radio                $   10.9  $    10.3  $  0.6       6% $            44.6  $         45.2
Outdoor                   5.6        5.2     0.4       8%              22.7            23.1
                     --------  ---------  ------          -----------------  --------------
Operating expenses   $   16.5  $    15.5  $  1.0       6% $            67.3  $         68.3
Radio                $    5.4  $     5.7  $ (0.3)     -5% $            29.1  $         28.8
Outdoor                   2.5        3.1    (0.6)    -19%              13.8            13.2
                     --------  ---------  ------          -----------------  --------------
BCF                  $    7.9  $     8.8  $ (0.9)    -10% $            42.9  $         42.0
Corporate Expenses   $    1.9  $     1.9  $   --       0% $             8.5  $          8.5
                     --------  ---------  ------          -----------------  --------------
Adjusted EBITDA      $    6.0  $     6.9  $ (0.9)    -13% $            34.4  $         33.5
                     ========  =========  ======          =================  ==============

(1)  Amounts are calculated as column C less column B plus column A = column D:
     Guidance for the twelve months ended December 31, 2003

Fourth Quarter 2003 Conference Call

     The Company will host a teleconference to discuss its fourth quarter results on Thursday, March 11, 2004 at 2:00 p.m. Eastern Time. To access the teleconference, please dial 973-935-2401 ten minutes prior to the start time. If you cannot listen to the teleconference at its scheduled time, there will be a replay available through Thursday, March 18, 2004 at midnight Eastern Time. The replay can be accessed by dialing 877-519-4471 (U.S.), 973-341-3080 (Int'l), passcode 4593546.

About NextMedia

     NextMedia Operating, Inc. is a diversified out-of-home media company headquartered in Denver, Colorado. NextMedia, through its subsidiaries and affiliates, owns and operates 60 stations in 15 markets throughout the United States and more than 6,200 bulletin and poster displays. Additionally, NextMedia owns advertising displays in more than 3,000 retail locations across the United States. Investors in NextMedia's ultimate parent entity, NextMedia Investors, LLC, include Thomas Weisel Capital Partners, Alta Communications, Weston Presidio Capital and Goldman Sachs Capital Partners, as well as senior management. NextMedia was founded by veteran media executives Carl E. Hirsch, Executive Chairman, and Steven Dinetz, President and CEO.

Forward-Looking Statements

     This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Such statements include statements regarding intent, belief, or current expectations of the company's directors or officers, primarily with respect to future operating performance of the company. Any such forward-looking statements are not guarantees of future performance, and may involve risks and uncertainties. Actual results may differ from those in the forward-looking statements, as the result of various factors.

                           (Financial Tables Attached)

Contact:
--------

Sean Stover
Chief Financial Officer
NextMedia Group, Inc.
303-694-9118

Todd St. Onge / Kim Holt
Brainerd Communicators, Inc.
212-986-6667
stonge@braincomm.com
holt@braincomm.com

                                   Schedule 1
                           Reconciliation of Non-GAAP
                            Actual Financial Results
                                  (in millions)

                                       Three Months
                                          Ended            Year Ended
                                        December 31,       December 31,
                                     ----------------   -----------------
                                      2003     2002      2003      2002
                                     ------   -------   -------   -------
Reconciliation of BCF:
Net income (loss)                    $  1.1   $ (27.2)  $   9.5   $ (53.4)
Plus:
   Loss on discontinued operations       --        --        --       3.5
   Non-cash taxes                       1.5     (15.3)     10.5       4.3
   Other income                        (1.5)     (0.4)    (20.8)     (1.4)
   Interest expense, net                4.7       5.7      22.4      22.4
   LMA fees                              --        --       0.1        --
   Impairment loss                       --      43.0        --      43.0
   Depreciation and amortization        2.5       1.6      10.3       5.5
   Corporate expenses                   2.2       1.7       8.5       8.1
                                     ------   -------   -------   -------
BCF                                  $ 10.5   $   9.1   $  40.5   $  32.0
                                     ======   =======   =======   =======
Reconciliation of Adjusted EBITDA:
Net income (loss)                    $  1.1   $ (27.2)  $   9.5   $ (53.4)
Plus:
   Loss on discontinued operations       --        --        --       3.5
   Non-cash taxes                       1.5     (15.3)     10.5       4.3
   Other income                        (1.5)     (0.4)    (20.8)     (1.4)
   Interest expense, net                4.7       5.7      22.4      22.4
   LMA fees                              --        --       0.1        --
   Impairment loss                       --      43.0        --      43.0
   Depreciation and amortization        2.5       1.6      10.3       5.5
                                     ------   -------   -------   -------
Adjusted EBITDA                      $  8.3   $   7.4   $  32.0   $  23.9
                                     ======   =======   =======   =======

                                    NextMedia
--------------------------------------------------------------------------------

                                   Schedule 2
                      Quarterly Pro Forma Financial Results
                                  (in millions)

                                  Three Months Ended                        Three Months Ended
                                      March 31,                                  June 30,
                        --------------------------------------    --------------------------------------
                                               $         %                               $         %
                          2003      2002     change    change       2003      2002     change    change
                        --------  --------  --------  --------    --------  --------  --------  --------
Radio                   $   16.0  $   15.4  $    0.6       3.9%   $   19.5  $   19.6  $   (0.1)     -0.5%
Outdoor                      8.3       7.6       0.7       9.2%        8.9       8.7       0.2       2.3%
                        --------  --------  --------              --------  --------  --------
Net Revenue             $   24.3  $   23.0  $    1.3       5.7%   $   28.4  $   28.3  $    0.1       0.4%
Radio                   $   10.3  $   10.2  $    0.1       1.0%   $   11.5  $   11.5  $     --       0.0%
Outdoor                      5.2       5.1       0.1       2.0%        5.3       5.7      (0.4)     -7.0%
                        --------  --------  --------              --------  --------  --------
Operating Expenses      $   15.5  $   15.3  $    0.2       1.3%   $   16.8  $   17.2  $   (0.4)     -2.3%
Radio                   $    5.7  $    5.2  $    0.5       9.6%   $    8.0  $    8.1  $   (0.1)     -1.2%
Outdoor                      3.1       2.5       0.6      24.0%        3.6       3.0       0.6      20.0%
                        --------  --------  --------              --------  --------  --------
BCF                     $    8.8  $    7.7  $    1.1      14.3%   $   11.6  $   11.1  $    0.5       4.5%
Corporate Expenses      $    1.9  $    2.1  $   (0.2)     -9.5%   $    2.4  $    2.2  $    0.2       9.1%
                        --------  --------  --------              --------  --------  --------
Adjusted EBITDA         $    6.9  $    5.6  $    1.3      23.2%   $    9.2  $    8.9  $    0.3       3.4%
                        ========  ========  ========              ========  ========  ========

                                  Three Months Ended                        Three Months Ended
                                    September 30,                               December 31,
                        --------------------------------------    --------------------------------------
                                               $         %                               $          %
                          2003      2002     change    change       2003      2002     change    change
                        --------  --------  --------  --------    --------  --------  --------  --------
Radio                   $   19.3  $   19.4  $   (0.1)     -0.5%   $   18.9  $   20.0  $   (1.1)     -5.5%
Outdoor                      9.4       8.5       0.9      10.6%        9.9       8.3       1.6      19.3%
                        --------  --------  --------              --------  --------  --------
Net Revenue             $   28.7  $   27.9  $    0.8       2.9%   $   28.8  $   28.3  $    0.5       1.8%
Radio                   $   11.6  $   11.7  $   (0.1)     -0.9%   $   11.3  $   12.3  $   (1.0)     -8.1%
Outdoor                      5.8       5.3       0.5       9.4%        6.4       5.7       0.7      12.3%
                        --------  --------  --------              --------  --------  --------
Operating Expenses      $   17.4  $   17.0  $    0.4       2.4%   $   17.7  $   18.0  $   (0.3)     -1.7%
Radio                   $    7.7  $    7.7  $    0.0       0.0%   $    7.6  $    7.7  $   (0.1)     -1.3%
Outdoor                      3.6       3.2       0.4      12.5%        3.5       2.6       0.9      34.6%
                        --------  --------  --------              --------  --------  --------
BCF                     $   11.3  $   10.9  $    0.4       3.7%   $   11.1  $   10.3  $    0.8       7.8%
Corporate Expenses      $    1.9  $    2.1  $   (0.2)     -9.5%   $    2.2  $    1.7  $    0.5      29.4%
                        --------  --------  --------              --------  --------  --------
Adjusted EBITDA         $    9.4  $    8.8  $    0.6       6.8%   $    8.9  $    8.6  $    0.3       3.5%
                        ========  ========  ========              ========  ========  ========

  Pro forma results include the results of operations for all assets owned and operated as of the date of this release including radio station WCCQ-FM and the outdoor assets in Myrtle Beach, South Carolina which were acquired in January
                                     2004.

                                    NextMedia
--------------------------------------------------------------------------------

                                   Schedule 3
       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                 (in millions)

                                    Three Months Ended                        Three Months Ended
                                          March 31,                                June 30,
                                    ------------------                        ------------------
                                      2003      2002                            2003      2002
                                    --------  --------                        --------  --------
Reconciliation of pro forma radio net revenue:
Actual radio net revenue            $   15.9  $   13.3                        $   19.5  $   16.8
Adjustment due to dispositions          (0.3)     (0.4)                           (0.4)     (0.4)
Adjustment due to acquisitions           0.4       2.5                             0.4       3.2
                                    --------  --------                        --------  --------
Pro forma radio net revenue         $   16.0  $   15.4                        $   19.5  $   19.6
Reconciliation of pro forma outdoor net revenue:
Actual outdoor net revenue          $    7.7  $    5.5                        $    8.2  $    6.8
Adjustment due to dispositions          (1.4)     (1.1)                           (1.5)     (1.5)
Adjustment due to acquisitions           2.0       3.2                             2.2       3.4
                                    --------  --------                        --------  --------
Pro forma outdoor net revenue       $    8.3  $    7.6                        $    8.9  $    8.7
Reconciliation of total pro forma net revenue:
Actual net revenue                  $   23.6  $   18.8                        $   27.7  $   23.6
Adjustment due to dispositions          (1.7)     (1.5)                           (1.9)     (1.9)
Adjustment due to acquisitions           2.4       5.7                             2.6       6.6
                                    --------  --------                        --------  --------
Pro forma net revenue               $   24.3  $   23.0                        $   28.4  $   28.3

                                    Three Months Ended                        Three Months Ended
                                       September 30,                             December 31,
                                    ------------------                        ------------------
                                      2003      2002                            2003      2002
                                    --------  --------                        --------  --------
Reconciliation of pro forma radio net revenue:
Actual radio net revenue            $   19.0  $   16.8                        $   18.5  $   17.2
Adjustment due to dispositions          (0.2)     (0.4)                           (0.1)     (0.4)
Adjustment due to acquisitions           0.5       3.0                             0.5       3.2
                                    --------  --------                        --------  --------
Pro forma radio net revenue         $   19.3  $   19.4                        $   18.9  $   20.0
Reconciliation of pro forma outdoor net revenue:
Actual outdoor net revenue          $    8.7  $    7.1                        $    9.5  $    7.8
Adjustment due to dispositions          (1.5)     (1.6)                           (1.6)     (1.5)
Adjustment due to acquisitions           2.2       3.0                             2.0       2.0
                                    --------  --------                        --------  --------
Pro forma outdoor net revenue       $    9.4  $    8.5                        $    9.9  $    8.3
Reconciliation of total pro forma net revenue:
Actual net revenue                  $   27.7  $   23.9                        $   28.0  $   25.0
Adjustment due to dispositions          (1.7)     (2.0)                           (1.7)     (1.9)
Adjustment due to acquisitions           2.7       6.0                             2.5       5.2
                                    --------  --------                        --------  --------
Pro forma net revenue               $   28.7  $   27.9                        $   28.8  $   28.3

       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                  (in millions)

                                         Three Months        Three Months         Three Months          Three Months
                                        Ended March 31,     Ended June 30,     Ended September 30,   Ended December 31,
                                       -----------------   -----------------   -------------------   -------------------
                                        2003      2002      2003      2002       2003       2002       2003       2002
                                       -------   -------   -------   -------   --------   --------   --------   --------
Reconciliation of pro forma radio operating expenses:
Actual radio operating expenses        $  10.2   $   9.0   $  11.5   $  10.1   $   11.6   $   10.3   $   11.1   $   10.7
Adjustment due to dispositions            (0.2)     (0.2)     (0.1)     (0.2)      (0.1)      (0.2)        --       (0.2)
Adjustment due to acquisitions             0.3       1.4       0.1       1.6        0.1        1.6        0.1        1.8
                                       -------   -------   -------   -------   --------   --------   --------   --------
Pro forma radio operating expenses     $  10.3   $  10.2   $  11.5   $  11.5   $   11.6   $   11.7   $   11.2   $   12.3

Reconciliation of pro forma outdoor operating expenses:
Actual outdoor operating expenses      $   5.1   $   4.2   $   5.1   $   5.0   $    5.6   $    4.8   $    6.3   $    5.3
Adjustment due to dispositions            (0.9)     (0.7)     (0.9)     (1.0)      (0.9)      (0.9)      (0.9)      (0.9)
Adjustment due to acquisitions             1.0       1.6       1.1       1.7        1.1        1.4        1.0        1.4
                                       -------   -------   -------   -------   --------   --------   --------   --------
Pro forma outdoor operating expenses   $   5.2   $   5.1   $   5.3   $   5.7   $    5.8   $    5.3   $    6.4   $    5.8

Reconciliation of pro forma total operating expenses:
Actual operating expenses              $  15.3   $  13.2   $  16.6   $  15.1   $   17.2   $   15.1   $   17.4   $   16.0
Adjustment due to dispositions            (1.1)     (0.9)     (1.0)     (1.2)      (1.0)      (1.1)      (0.9)      (1.1)
Adjustment due to acquisitions             1.3       3.0       1.2       3.3        1.2        3.0        1.1        3.2
                                       -------   -------   -------   -------   --------   --------   --------   --------
Pro forma operating expenses           $  15.5   $  15.3   $  16.8   $  17.2   $   17.4   $   17.0   $   17.6   $   18.1

       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                  (in millions)

                                          Three Months       Three Months          Three Months         Three Months
                                        Ended March 31,     Ended June 30,     Ended September 30,   Ended December 31,
                                       -----------------   -----------------   -------------------   -------------------
                                        2003      2002      2003      2002       2003       2002       2003       2002
                                       -------   -------   -------   -------   --------   --------   --------   --------
Reconciliation of pro forma BCF
by division:
Radio operating income                 $   4.1   $   3.5   $   6.5   $   5.8   $    6.0   $    5.5   $    5.8   $    5.7
Plus:
   Depreciation and amortization           1.6       0.8       1.5       0.9        1.4        1.0        1.5        0.8
   Adjustment due to dispositions         (0.1)     (0.2)     (0.3)     (0.2)      (0.1)      (0.2)      (0.1)      (0.2)
   Adjustment due to acquisitions          0.1       1.1       0.3       1.6        0.4        1.4        0.4        1.4
                                       -------   -------   -------   -------   --------   --------   --------   --------
Pro forma radio BCF                    $   5.7   $   5.2   $   8.0   $   8.1   $    7.7   $    7.7   $    7.6   $    7.7
Outdoor operating income               $   1.7   $   0.9   $   1.9   $   1.4   $    1.9   $    1.9   $    2.2   $  (41.1)
Plus:
   Impairment loss                          --        --        --        --         --         --         --       43.0
   Depreciation and amortization           0.9       0.4       1.2       0.4        1.2        0.4        1.0        0.7
   Adjustment due to dispositions         (0.5)     (0.4)     (0.6)     (0.5)      (0.6)      (0.7)      (0.7)      (0.6)
   Adjustment due to acquisitions          1.0       1.6       1.1       1.7        1.1        1.6        1.0        0.6
                                       -------   -------   -------   -------   --------   --------   --------   --------
Pro forma outdoor BCF                  $   3.1   $   2.5   $   3.6   $   3.0   $    3.6   $    3.2   $    3.5   $    2.6

                                                                         Page 13
                             Schedule 3 - Continued
       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                  (in millions)

                                       Three Months Ended   Three Months Ended   Three Months Ended   Three Months Ended
                                           March 31,            June 30,           September 30,         December 31,
                                       ------------------   ------------------   ------------------   ------------------
                                         2003       2002      2003      2002      2003       2002       2003      2002
                                       -------   --------   -------   --------   -------   --------   --------   -------
Reconciliation of pro forma BCF
Net income (loss)                      $  (5.2)  $  (20.0)  $  (3.0)  $   (5.2)  $  16.5   $   (1.2)  $    1.1   $ (27.2)
Plus:
   Loss on discontinued operations          --        0.2        --        3.3        --         --         --        --
   Non-cash taxes                          2.9       15.5       3.1        2.3       3.0        1.8        1.5     (15.3)
   Other (income) expense                  0.5        1.0       0.1       (1.0)    (19.9)      (0.9)      (1.5)     (0.4)
   Interest expense, net                   5.8        5.6       5.8        5.6       6.2        5.6        4.7       5.7
   Impairment loss                          --         --        --         --        --         --         --      43.0
   Depreciation and amortization           2.4        1.2       2.7        1.3       2.8        1.4        2.5       1.6
   Corporate expenses                      1.9        2.1       2.4        2.2       1.9        2.1        2.2       1.7
   Adjustment due to acquisitions          1.1        2.7       1.4        3.3       1.5        3.0        1.4       2.0
   Adjustment due to dispositions         (0.6)      (0.6)     (0.9)      (0.7)     (0.7)      (0.9)      (0.8)     (0.8)
                                       -------   --------   -------   --------   -------   --------   --------   -------
Pro forma BCF                          $   8.8   $    7.7   $  11.6   $   11.1   $  11.3   $   10.9   $   11.1   $  10.3

Reconciliation of pro forma Adjusted EBITDA
Net income (loss)                      $  (5.2)  $  (20.0)  $  (3.0)  $   (5.2)  $  16.5   $   (1.2)  $    1.1   $ (27.2)
Plus:
   Loss on discontinued operations          --        0.2        --        3.3        --         --         --        --
   Non-cash taxes                          2.9       15.5       3.1        2.3       3.0        1.8        1.5     (15.3)
   Other (income) expense                  0.5        1.0       0.1       (1.0)    (19.9)      (0.9)      (1.5)     (0.4)
   Interest expense, net                   5.8        5.6       5.8        5.6       6.2        5.6        4.7       5.7
   Impairment loss                          --         --        --         --        --         --         --      43.0
   Depreciation and amortization           2.4        1.2       2.7        1.3       2.8        1.4        2.5       1.6
   Adjustment due to acquisitions          1.1        2.7       1.4        3.3       1.5        3.0        1.4       2.0
   Adjustment due to dispositions         (0.6)      (0.6)     (0.9)      (0.7)     (0.7)      (0.9)      (0.8)     (0.8)
                                       -------   --------   -------   --------   -------   --------   --------   -------
Pro forma Adjusted EBITDA              $   6.9   $    5.6   $   9.2   $    8.9   $   9.4   $    8.8   $    8.9   $   8.6
                                       -------   --------   -------   --------   -------   --------   --------   -------

                                   Next Media
--------------------------------------------------------------------------------

                            Schedule 3 - Continued
       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                  (in millions)

                                                   Twelve Months Ended
                                                       December 31,
                                                   --------------------
                                                      2003       2002
                                                   ---------   --------
Reconciliation of pro forma radio net revenue:

Actual radio net revenue                           $    72.9   $   64.1
Adjustment due to dispositions                          (1.0)      (1.7)
Adjustment due to acquisitions                           1.8       11.9
                                                   ---------   --------
Pro forma radio net revenue                        $    73.7   $   74.3

Reconciliation of pro forma outdoor net revenue:
Actual outdoor net revenue                         $    34.1   $   27.2
Adjustment due to dispositions                          (6.0)      (5.7)
Adjustment due to acquisitions                           8.4       11.6
                                                   ---------   --------
Pro forma outdoor net revenue                      $    36.5   $   33.1

Reconciliation of total pro forma net revenue:
Actual net revenue                                 $   107.0   $   91.3
Adjustment due to dispositions                          (7.0)      (7.4)
Adjustment due to acquisitions                          10.2       23.5
                                                   ---------   --------
Pro forma net revenue                              $   110.2   $  107.4


                                                   Twelve Months Ended
                                                       December 31,
                                                   --------------------
                                                     2003        2002
                                                   ---------   --------
Reconciliation of pro forma radio operating expenses:
Actual radio operating expenses                    $    44.4   $   40.1
Adjustment due to dispositions                          (0.4)      (0.8)
Adjustment due to acquisitions                           0.6        6.4
                                                   ---------   --------
Pro forma radio operating expenses                 $    44.6   $   45.7

Reconciliation of pro forma outdoor operating expenses:
Actual outdoor operating expenses                  $    22.1   $   19.3
Adjustment due to dispositions                          (3.6)      (3.6)
Adjustment due to acquisitions                           4.2        6.1
                                                   ---------   --------
Pro forma outdoor operating expenses               $    22.7   $   21.8

Reconciliation of pro forma total operating expenses:
Actual operating expenses                          $    66.5   $   59.4
Adjustment due to dispositions                          (4.0)      (4.4)
Adjustment due to acquisitions                           4.8       12.5
                                                   ---------   --------
Pro forma operating expenses                       $    67.3   $   67.5

       Reconciliation of Quarterly and Annual Pro Forma Financial Results
                                  (in millions)

Reconciliation of pro forma BCF                    Twelve Months Ended
by division:                                           December 31,
                                                   --------------------
                                                      2003        2002
                                                   ---------   --------
Radio operating income                             $    22.5   $   20.4
Plus:
   Depreciation and amortization                         6.0        3.5
   Adjustment due to dispositions                       (0.6)      (0.8)
   Adjustment due to acquisitions                        1.2        5.5
                                                   ---------   --------
Pro forma radio BCF                                $    29.1   $   28.6
Outdoor operating income                           $     7.7   $  (36.9)
Plus:
   Impairment loss                                        --       43.0
   Depreciation and amortization                         4.3        1.9
   Adjustment due to dispositions                       (2.4)      (2.2)
   Adjustment due to acquisitions                        4.2        5.5
                                                   ---------   --------
Pro forma outdoor BCF                              $    13.8   $   11.3


                                                   Twelve Months Ended
                                                      December 31,
                                                   --------------------
                                                     2003        2002
                                                   ---------   --------
Reconciliation of pro forma BCF
Net income (loss)                                  $     9.5   $  (53.4)
Plus:
   Loss on discontinued operations                        --        3.5
   Non-cash taxes                                       10.5        4.3
   Other (income) expense                              (20.8)      (1.4)
   Interest expense, net                                22.4       22.4
   Impairment loss                                        --       43.0
   Depreciation and amortization                        10.3        5.5
   Corporate expenses                                    8.5        8.1
   Adjustment due to acquisitions                        5.4       11.0
   Adjustment due to dispositions                       (2.9)      (3.1)
                                                   ---------   --------
Pro forma BCF                                      $    42.9   $   39.9
                                                   =========   ========

Reconciliation of pro forma Adjusted EBITDA
Net income (loss)                                  $     9.5   $  (53.4)
Plus:
   Loss on discontinued operations                        --        3.5
   Non-cash taxes                                       10.5        4.3
   Other (income) expense                              (20.8)      (1.4)
   Interest expense, net                                22.4       22.4
   Impairment loss                                        --       43.0
   Depreciation and amortization                        10.3        5.5
   Adjustment due to acquisitions                        5.4       11.0
   Adjustment due to dispositions                       (2.9)      (3.1)
                                                   ---------   --------
Pro forma Adjusted EBITDA                          $    34.4   $   31.8
                                                   =========   ========

                                   Schedule 4
                           Reconciliation of Guidance
                                  (in millions)

                                              Three Months  Twelve Months
                                                 Ended         Ended
                                                March 31,     March 31,
Reconciliation of Guidance                        2004          2004
                                              ------------  -------------
Guidance radio BCF                            $        5.4  $        28.8
Depreciation and amortization                          1.5            5.9
Adjustment due to dispositions                          --           (0.5)
Adjustment due to acquisitions                         0.2            1.3
                                              ------------  -------------
Radio operating income                        $        4.1  $        23.7

Guidance outdoor BCF                          $        2.5           13.2
Depreciation and amortization                          2.2            5.6
Adjustment due to dispositions                          --           (1.9)
Adjustment due to acquisitions                          --            3.2
                                              ------------  -------------
Outdoor operating income                      $        0.3  $         8.9

Guidance consolidated BCF                     $        7.9           42.0
Less:
   Adjustment due to dispositions                       --           (2.4)
   Adjustment due to acquisitions                      0.2            4.5
   Depreciation and amortization                       3.7           11.5
   Corporate expenses                                  1.9            8.5
   Interest expense, net                               4.9           21.6
   Other (income) expense                              0.5          (20.8)
   Provision for taxes                                 3.0           10.5
                                              ------------  -------------
Net income                                    $       (6.1)           8.6

Guidance Adjusted EBITDA                      $        6.0           33.5
Less:
   Adjustment due to dispositions                       --           (2.4)
   Adjustment due to acquisitions                      0.2            4.5
   Depreciation and amortization                       3.7           11.5
   Interest expense, net                               4.9           21.6
   Other (income) expense                              0.5          (20.8)
   Provision for taxes                                 3.0           10.5
                                              ------------  -------------
Net income                                    $       (6.3) $         8.6